Exhibit 99.2

ITHAX Acquisition Corp. and Mondee, Inc. Announce Completion of Business Combination

Mondee to begin trading on the Nasdaq on July 19, 2022 under ticker symbol MOND and MONDW

NEW YORK & SAN MATEO, Calif.— ITHAX Acquisition Corp. (“ITHAX”) (NASDAQ: ITHX), a publicly traded special purpose acquisition company, today announced the completion of its business combination with Mondee Holdings II, Inc., the high-growth, travel technology company and marketplace.

In connection with the completion of the business combination, ITHAX has been renamed Mondee Holdings, Inc. (“Mondee” or “the Company”) and its Class A common stock and warrants are expected to commence trading on the Nasdaq on July 19, 2022 under the ticker symbols “MOND” and “MONDW”, respectively.

“We are well-positioned to consolidate our EBITDA profitability and accelerate our growth strategy as a result of this business combination,” said Prasad Gundumogula, Founder and Chief Executive Officer of Mondee. “The capital raised through this transaction along with our new access to the public markets will allow Mondee to capitalize on the massive organic and inorganic growth opportunities in the travel industry and continue to advance our travel technology platforms and next-generation solutions.”

“We are truly delighted to complete our business combination with Mondee, a market leading company that we expect will continue to disrupt the travel market,” said Orestes Fintiklis, Chief Executive Officer and Chairman of ITHAX and Founder of Ithaca Capital. “Mondee has a proven track record of profitable growth and success, giving us confidence that the Company will continue to deliver long-term value to shareholders and we look forward to continuing to support them in the years ahead.”

About Mondee Holdings, Inc.:

Mondee Holdings, Inc. is a group of leading travel technology, service, and content companies driving disruptive innovative change in the leisure and corporate travel markets. They deliver a revolutionary technology platform of SaaS, mobile, and cloud products and services to a global customer base, processing over 50 million daily searches and multi-billion dollars of transactional volume yearly. Founded in 2011, Mondee is headquartered in Silicon Valley, California, with 17 offices in the USA and Canada, and operations in India, Thailand, and Ireland. On December 20, 2021, Mondee entered into a definitive business combination agreement with ITHAX Acquisition Corp. (Nasdaq: ITHX) which resulted in Mondee becoming a publicly listed company on Nasdaq under the ticker symbol “MOND”. For more information, please visit https://www.mondee.com.

Forward-Looking Statements:

Certain statements in this document may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the business combination between ITHAX Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 366718 (“ITHAX”) and Mondee Holdings II, Inc., a Delaware corporation (“Mondee”), the benefits of the transaction and the public company’s future financial performance following the transaction, as well as ITHAX’s and Mondee’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecast,” “future, ” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “propose,” “should,” “seeks,” “will,” or the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by both ITHAX and its management, and Mondee and its management, as the case may be, are inherently uncertain. Except as otherwise required by applicable law, ITHAX disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. ITHAX cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of ITHAX. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the ability to meet Nasdaq’s listing standards; (2) costs related to listing on Nasdaq, (3) the ability to implement business plans, forecasts, and other expectations after the Business Combination, (4) the outcome of any legal proceedings that may be instituted against ITHAX, Mondee, the combined company or others and any definitive agreements with respect thereto; (5) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the business combination; (7) changes in applicable laws or regulations, including legal or regulatory developments; (8) the possibility that ITHAX, Mondee or the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of COVID-19 on the combined company’s business; (10) adverse changes in general market conditions for travel services, including the effects of macroeconomic conditions, terrorist attacks, natural disasters, health concerns, civil or political unrest or other events outside the control of the parties; (11) significant fluctuations in the combined company’s operating results and rates of growth; (12) dependency on the combined company’s relationships with travel agencies, travel management companies and other travel businesses and third parties; (13) payment-related risks; (14) the combined company’s failure to quickly identify and adapt to changing industry conditions, trends or technological developments; (15) unlawful or fraudulent activities in the combined company’s operations; (16) any significant IT systems-related failures, interruptions or security breaches or any undetected errors or design faults in IT systems of the combined company; (17) exchange rate fluctuations; and (18) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in ITHAX’s final prospectus relating to its initial public offering dated February 1, 2021 and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”), including the registration statement on Form S-4 relating to the business combination that ITHAX filed with the SEC and declared effective by the SEC on June 27, 2022 and the definitive proxy statement/prospectus contained therein that was mailed to ITHAX’s shareholders on or about June 27, 2022. There may be additional risks that neither ITHAX nor Mondee presently know of or that ITHAX or Mondee currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Author and any of their affiliates, directors, officers and employees expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is being made, or to reflect the occurrence of unanticipated events.

Contacts

Media:

For Mondee:

Media
MondeePR@ICRinc.com

Investor Relations
MondeeIR@ICRinc.com

For ITHAX:

Investor Relations
info@ithaxacquisitioncorp.com